UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2024

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155

1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(682)
278-9000
(682)
278-9000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)

(1)	Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On July 11, 2024, American Airlines Group Inc. and American Airlines, Inc. (together, the “Company”) entered into a Separation Agreement (the “Agreement”) with Vasu Raja, the Company’s former Chief Commercial Officer. The Agreement provides for, among other things, severance benefits subject to Mr. Raja’s performance of his continuing obligations pursuant to the Agreement, including compliance with post-termination non-competition
and
non-solicitation
covenants through January 31, 2025 (the “Severance Period”). The severance benefits include the continuation of his base salary during the Severance Period, a lump sum payment of $968,750, which amount is payable only following the expiration of the Severance Period, subject to Mr. Raja’s continued compliance with the restrictive covenants through the expiration of such Severance Period, and the continuation of certain travel privileges, subject to the terms and conditions of the Company’s officer travel policy. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of such Agreement which is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Severance Agreement, dated July 11, 2024, by and among American Airlines Group Inc., American Airlines, Inc. and Vasu Raja.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES G ROUP I NC .

Date: July 12, 2024	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Chief Legal Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES , I NC .

Date: July 12, 2024	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Chief Legal Officer